UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2007

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

W6316 Design Drive

Greenville, Wisconsin  54942

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 18, 2007, School Specialty, Inc. (the “Company”) issued a press release containing, among other things, revised fiscal 2007 guidance for the fiscal year ending April 28, 2007.  A copy of the press release was attached as Exhibit 99.1 to the initial filing of this current report and is incorporated by reference into this Item 2.02.  The purpose of this amendment is to correct the revised fiscal 2007 revenue guidance contained in the press release.  Excluding School Specialty Media, the revised fiscal 2007 revenue guidance, as corrected, is $1.04 billion to $1.045 billion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHOOL SPECIALTY, INC.

(Registrant)

Date:  April 18, 2007

/s/ David G. Gomach

David G. Gomach

Executive Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)